Exhibit 99.1

PRESS RELEASE FOR IMMEDIATE RELEASE
	Contact:	John C. Merriwether Vice President of Financial Relations Health Management Associates, Inc. (239) 598-3131

HEALTH MANAGEMENT ASSOCIATES, INC. ANNOUNCES

PROPOSED REVOLVING CREDIT FACILITY, TERM LOANS

AND PRIVATE $1 BILLION DEBT OFFERING

NAPLES, FLORIDA (November 1, 2011) Health Management Associates, Inc. (NYSE: HMA) announced today that it is proposing, subject to market and other conditions, to enter into a new $500 million revolving credit facility, a $1.0 billion term loan A, a $1.2 billion term loan B and to issue up to $1.0 billion aggregate principal amount of senior unsecured notes (the “Notes”) in a private placement that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The revolving credit facility, the term loans and the Notes will be guaranteed by all wholly owned material subsidiaries of Health Management.

Health Management intends to use the net proceeds of the offering of the Notes, together with initial borrowings under the term loans and the revolving credit facility, to repay a portion of its outstanding credit facilities, as well as for general corporate purposes.

The Notes are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes will not initially be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state law.

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This announcement does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Health Management enables America’s best local health care by providing the people, processes, capital and expertise necessary for its hospital and physician partners to fulfill their local missions of delivering superior health care services. Health Management, through its subsidiaries, operates 66 hospitals, with approximately 10,400 licensed beds, in non-urban communities located throughout the United States.

All references to “Health Management” used in this release refer to Health Management Associates, Inc. and its affiliates.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “plans,” “could” and other similar words. All statements addressing operating performance, events or developments that Health Management Associates, Inc. expects or anticipates will occur in the future, including but not limited to incurrence of indebtedness, projections of revenue, income or loss, capital expenditures, earnings per share, debt structure, bad debt expense, capital structure, repayment of indebtedness, other financial items and operating statistics, statements regarding the plans and objectives of management for future operations, innovations, or market service development, statements regarding acquisitions, joint ventures, divestitures and other proposed or contemplated transactions (including but not limited to statements regarding the potential for future acquisitions and perceived benefits of acquisitions), statements of future economic performance, statements regarding the effects and/or interpretations of recently enacted or future health care laws and regulations, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact, are considered to be “forward-looking statements.”

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Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Health Management Associates, Inc.’s most recent Annual Report on Form 10-K, and its most recent Quarterly Report on Form 10-Q, under the headings entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of Health Management Associates, Inc.’s underlying assumptions prove incorrect, actual results could vary materially from those currently anticipated. In addition, undue reliance should not be placed on Health Management Associates, Inc.’s forward-looking statements. Except as required by law, Health Management Associates, Inc. disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release.

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